UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4563
Oppenheimer Limited-Term Government Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: September 30
Date of reporting period: 09/30/2010

Item 1. Reports to Stockholders.
September 30, 2010
     MANAGEMENT COMMENTARY
An Interview with Your Fund’s Portfolio Managers
     ANNUAL REPORT
Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Portfolio Allocation

Mortgage-Backed Obligations:
Government Agency	48.8%
Non-Agency	5.7

Short-Term Notes	19.8

U.S. Government Obligations	12.4

Asset-Backed Securities	9.4

Cash Equivalent	3.9
Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2010, and are based on the total market value of investments.
Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

Treasury	2.7%

Agency	78.3

AAA	17.3

AA	0.3

BB	0.2

B	0.3

CCC	0.9

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of September 30, 2010 and are subject to change. All securities except those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSOR’s have assigned a rating to a security, the highest rating is used. Securities issued or guaranteed by the U.S. government or an agency or instrumentality thereof are assigned a credit rating equal to the sovereign credit rating assigned to the U.S. by S&P. A similar process is used for securities issued or guaranteed by a foreign sovereign or supranational entity. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned the Fund’s S&P rating, which is currently AAA. Unrated securities do not necessarily indicate low credit quality. “Investment-grade” securities are securities rated within the NRSRO’s four highest rating categories. Securities not rated by an NRSRO may or may not be equivalent of investment grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
6 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its fiscal year ended September 30, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the 12-month period, Oppenheimer Limited-Term Government Fund’s Class A shares (without sales charge) returned 6.73%, outperforming the Barclays Capital U.S. 1-3 Year Government Bond Index, which returned 2.62%, while slightly underperforming the Barclays Capital U.S. Government Bond Index, which returned 6.97%.
     The Fund’s sector allocation strategy during the reporting period enabled it to participate more fully than the Barclays Capital U.S. 1-3 Year Government Bond Index (the “Index”) when the bond markets continued their rally through the first quarter of 2010. During this time, the Fund outperformed the Index primarily as a result of solid performance from mortgage-backed securities (MBS). In particular, the Fund’s emphasis on agency MBS fared well throughout the reporting period amid robust demand from newly risk-averse investors. At period end, approximately 49% of the Fund was invested in agency MBS and approximately 6% was invested in non-agency MBS, based on the total market value of investments.
     Over the second quarter of 2010, investors became more risk-averse when a number of developments appeared to threaten the global recovery. As a result, higher yielding sectors of the bond market experienced declines and traditionally defensive U.S. Government securities generally rallied. Although high yield corporate credits bore the brunt of the market’s decline during this time, MBS held up relatively well amid robust demand from newly risk-averse domestic and global investors. In fact, MBS guaranteed by U.S. Government agencies fared well even after the termination of government programs designed to enhance market liquidity, supporting the Fund’s relative results throughout the entire reporting period. In the final quarter of the reporting period, higher yielding sectors of the bond market generally picked up where they had left off before market jitters sparked by the European debt crisis sent investors flocking to “safety.” At period end, approximately 78% of the Fund was invested in agency securities, based on the total market value of investments.
     While the Fund’s underweight position to U.S. Treasuries prevented it from participating more fully in their rally over the second quarter of 2010, its focus on agency MBS over U.S. Treasury securities bolstered the Fund’s returns, enabling the Fund to outperform the Index. In a generally constructive environment for fixed-income securities, the Fund’s investments in asset-backed securities also contributed positively to Fund performance. At period, the Fund had approximately 9.4% allocated to asset-backed securities, based on the total market value of investments.
7 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
     In terms of the Fund’s duration, or exposure to interest-rate risk, we stayed mostly at a neutral duration versus the benchmark and employed the use of Treasury futures to help manage our overall interest-rate strategy. While we think interest rates will eventually rise, we do not believe they will increase dramatically in the very near term. As such, we felt comfortable generally maintaining a neutral duration through the reporting period’s end.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2010. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from the inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
     The Fund’s performance is compared to the performance of the Barclays Capital U.S. Government Bond Index and the Barclays Capital U.S. 1-3 Year Government Bond Index. The Barclays Capital U.S. Government Bond Index is an unmanaged, market-weighted index of U.S. government securities with maturities of 1 year or more. The Barclays Capital U.S. 1-3 Year Government Bond Index is an unmanaged index of U.S. Government securities with maturities of 1 to 3 years. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
8 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
9 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
11 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year return for Class B shares uses Class A performance for the period after conversion. See page 14 for further information.
13 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by Oppenheimer Funds, Inc.
Class A shares of the Fund were first publicly offered on 3/10/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 2/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 1/26/98. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
14 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
15 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	April 1, 2010	September 30, 2010	September 30, 2010

Class A	$1,000.00	$1,034.50	$3.58
Class B	1,000.00	1,029.60	7.46
Class C	1,000.00	1,030.60	7.41
Class N	1,000.00	1,033.20	4.85
Class Y	1,000.00	1,035.80	2.30

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,021.56	3.55
Class B	1,000.00	1,017.75	7.41
Class C	1,000.00	1,017.80	7.36
Class N	1,000.00	1,020.31	4.82
Class Y	1,000.00	1,022.81	2.28
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 30, 2010 are as follows:

Class	Expense Ratios

Class A	0.70%
Class B	1.46
Class C	1.45
Class N	0.95
Class Y	0.45
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
16 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS September 30, 2010

	Principal
	Amount	Value

Asset-Backed Securities—9.6%
Ally Auto Receivables Trust 2010-2, Automobile Receivables Nts.:
Series 2010-2, Cl. A2, 0.89%, 9/17/12	$2,200,000	$2,206,387
Series 2010-2, Cl. A4, 2.09%, 5/15/15	4,775,000	4,899,587
AmeriCredit Automobile Receivables Trust 2010-3, Automobile Receivable
Nts., Series 2010-3, Cl. A2, 0.77%, 5/8/12	8,425,000	8,429,522
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile
Receivable Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	1,700,694	1,701,781
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates,
Series 2004-W8, Cl. A2, 1.216%, 5/25/34[1]	6,830,731	6,174,806
Bank of America Auto Trust 2010-2, Automobile Receivables,
Series 2010-2, Cl. A4, 1.94%, 6/15/17	2,775,000	2,840,471
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates:
Series 2006-A16, Cl. A16, 4.72%, 5/15/13	10,325,000	10,417,384
Series 2010-A1, Cl. A1, 0.557%, 9/15/15[1]	4,240,000	4,242,439
BMW Vehicle Owner Trust 2010-A, Asset-Backed Nts.,
Series 2010-A, Cl. A3, 1.39%, 4/25/14	3,185,000	3,225,457
Capital One Multi-asset Execution Trust, Asset-Backed Nts.,
Series 2006-A6, Cl. A6, 5.30%, 2/18/14	10,000,000	10,258,352
Capital One Multi-asset Execution Trust, Credit Card Asset-Backed
Certificates, Series 2008-A5, Cl. A5, 4.85%, 2/18/14	11,800,000	12,076,140
CarMax Auto Owner Trust 2010-2, Asset-Backed Certificates,
Series 2010-2, Cl. A3, 1.41%, 2/16/15	8,950,000	9,047,334
CIT Equipment Collateral, Asset-Backed Certificates, Series 2009-VT1,
Cl. A2, 2.20%, 10/15/10[2]	1,210,232	1,210,862
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13	2,781,462	2,801,950
Series 2010-A, Cl. A2, 0.81%, 3/25/15	5,350,000	5,358,024
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[1]	6,085,949	4,921,774
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36[1]	1,311,411	1,060,817
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed
Certificates, Series 2006-25, Cl. 2A2, 0.376%, 6/25/47[1]	3,940,000	3,452,354
DaimlerChrysler Auto Trust 2007-A, Automobile Receivable
Nts., Series 2007-A, Cl. A4, 5.28%, 3/8/13	10,060,000	10,385,132
Discover Card Master Trust, Credit Card Receivables:
Series 2008-A3, Cl. A3, 5.10%, 10/15/13	5,250,000	5,382,724
Series 2009-A1, Cl. A1, 1.557%, 12/15/14[1]	5,125,000	5,210,040
DT Auto Owner Trust, Automobile Receivable Nts., Series 2009-1,
Cl. A1, 2.98%, 10/15/15[2]	2,877,142	2,891,825
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3, 0.346%, 7/25/36[1]	1,757,444	1,707,058
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2, 0.366%, 7/7/36[1]	697,203	654,307
17 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
Ford Credit Auto Lease Trust, Automobile Receivable Nts.,
Series 2010-A, Cl. A, 1.04%, 3/15/13[2]	$8,450,988	$8,468,073
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2006-C, Cl. B, 5.30%, 6/15/12	1,115,000	1,151,313
Series 2009-B, Cl. A2, 2.10%, 11/15/11	637,216	637,676
Series 2010-A, Cl. A4, 2.15%, 6/15/15	6,140,000	6,328,680
GE Capital Credit Card Master Note Trust, Asset-Backed Nts.,
Series 2009-2, Cl. A, 3.69%, 7/15/15	9,275,000	9,730,537
GE Equipment Midticket LLC, Asset-Backed Certificates,
Series 2010-1, Cl. A2, 0.61%, 1/14/13[3]	7,105,000	7,105,000
Honda Auto Receivables 2010-2 Owner Trust, Automobile Receivable Nts.,
Series 2010-2, Cl. A3, 1.34%, 5/20/13	4,800,000	4,850,448
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan
Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.517%, 1/20/35[1]	2,065,995	1,983,033
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan
Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.367%, 3/20/36[1]	724,041	720,462
Hyundai Auto Receivables Trust 2010-A, Automobile Receivable Nts.,
Series 2010-A, Cl. A3, 1.50%, 10/15/14	2,330,000	2,362,080
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts.,
Series 2007-1, Cl. A4, 0.317%, 12/15/13[1]	3,467,589	3,455,866
Nissan Auto Lease Trust, Automobile Receivable Nts.,
Series 2010-A, Cl. A3, 1.39%, 1/15/16	4,820,000	4,853,257
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[1]	1,780,391	1,595,545
Volvo Financial Equipment LLC, Asset-Backed Certificates,
Series 2010-1A, Cl. A3, 1.56%, 6/17/13[2]	2,395,000	2,409,978
Wachovia Auto Owner Trust 2007-A, Automobile Receivable Nts.,
Series 2007-A, Cl. A4, 5.49%, 4/22/13	6,314,825	6,477,163
World Financial Network Credit Card Master Note Trust, Credit
Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	8,970,000	9,285,952

Total Asset-Backed Securities (Cost $194,390,036)		191,971,590

Mortgage-Backed Obligations—56.1%

Government Agency—50.3%

FHLMC/FNMA/FHLB/Sponsored—47.4%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19	338,164	356,979
5%, 8/15/33	12,932,050	13,704,698
6%, 5/15/18-10/15/29	15,779,651	17,199,225
6.50%, 4/15/18-4/1/34	7,915,610	8,680,987
6.50%, 5/25/29[4]	317,606	352,700
7%, 8/15/16-10/1/37	4,266,517	4,780,368
7.50%, 2/15/32-4/25/36	8,699,060	9,913,511
8%, 4/1/16	1,120,154	1,218,843
18 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp: Continued
8.50%, 3/15/31	$264,706	$308,477
9%, 8/1/22-5/1/25	338,491	377,313
10%, 8/16/21	52,743	62,020
11%, 12/15/20	84,682	98,044
11.50%, 6/15/20-12/3/20	140,920	156,174
11.75%, 1/15/16-4/15/19	4,297	4,368
12%, 6/15/15	9,660	9,897
12.50%, 7/15/19	34,287	39,521
13%, 8/15/15	48,837	56,656
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 0.963%, 6/15/21[1]	11,659	11,662
Series 151, Cl. F, 9%, 5/15/21	49,351	60,192
Series 1695, Cl. F, 3.123%, 3/15/24[1]	2,979,533	3,091,039
Series 2006-11, Cl. PS, 23.627%, 3/25/36[1]	2,081,994	3,133,439
Series 2035, Cl. PC, 6.95%, 3/15/28	1,877,381	1,932,897
Series 2084, Cl. ZC, 6.50%, 8/15/28	1,076,038	1,113,891
Series 2122, Cl. FD, 0.607%, 2/15/29[1]	1,515,789	1,518,509
Series 2132, Cl. FN, 1.159%, 3/15/29[1]	2,356,549	2,386,265
Series 2148, Cl. ZA, 6%, 4/15/29	3,138,250	3,376,929
Series 2195, Cl. LH, 6.50%, 10/15/29	3,765,294	4,256,711
Series 2220, Cl. PD, 8%, 3/15/30	418,472	498,005
Series 2281, Cl. Z, 6.50%, 2/15/31	5,522,641	6,233,680
Series 2319, Cl. BZ, 6.50%, 5/15/31	8,256,348	8,825,454
Series 2326, Cl. ZP, 6.50%, 6/15/31	1,853,125	2,095,043
Series 2344, Cl. FP, 1.207%, 8/15/31[1]	1,327,815	1,348,217
Series 2368, Cl. TG, 6%, 10/15/16	338,893	365,407
Series 2392, Cl. FB, 0.857%, 1/15/29[1]	453,429	456,736
Series 2396, Cl. FE, 0.857%, 12/15/31[1]	557,156	561,633
Series 2401, Cl. FA, 0.907%, 7/15/29[1]	580,588	585,863
Series 2464, Cl. FI, 1.257%, 2/15/32[1]	1,042,376	1,058,224
Series 2470, Cl. LF, 1.257%, 2/15/32[1]	1,066,440	1,085,153
Series 2471, Cl. FD, 1.257%, 3/15/32[1]	1,773,864	1,803,765
Series 2481, Cl. AF, 0.807%, 3/15/32[1]	1,036,100	1,042,768
Series 2500, Cl. FD, 0.757%, 3/15/32[1]	982,634	987,870
Series 2501, Cl. GD, 6%, 10/1/31	712,743	729,223
Series 2504, Cl. FP, 0.757%, 3/15/32[1]	2,016,872	2,026,985
Series 2526, Cl. FE, 0.657%, 6/15/29[1]	1,380,622	1,385,087
Series 2530, Cl. FD, 0.757%, 2/15/32[1]	2,078,318	2,089,349
Series 2538, Cl. F, 0.857%, 12/15/32[1]	312,548	314,760
Series 2541, Cl. EX, 5%, 2/1/17	3,703,017	3,769,305
Series 2545, Cl. TN, 5%, 11/1/16	166,711	167,585
Series 2550, Cl. FI, 0.607%, 11/15/32[1]	1,224,559	1,226,921
Series 2551, Cl. FD, 0.657%, 1/15/33[1]	1,447,527	1,452,351
Series 2572, Cl. HK, 4%, 2/1/17	2,402,546	2,439,550
Series 2648, Cl. JE, 3%, 2/1/30	5,349,253	5,386,620
Series 2676, Cl. KY, 5%, 9/15/23	4,862,000	5,408,335
Series 2684, Cl. PC, 5%, 5/1/28	6,028,359	6,098,356
Series 2688, Cl. DA, 4.50%, 2/1/20	1,037,211	1,057,993
19 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2707, Cl. VB, 5%, 12/1/22	$7,250,000	$7,350,318
Series 2838, Cl. EH, 4.50%, 6/1/18	15,173,069	15,583,906
Series 2911, Cl. CU, 5%, 2/1/28	5,955,789	6,093,350
Series 2915, Cl. GA, 4.50%, 12/1/21	7,184,319	7,360,378
Series 3013, Cl. GA, 5%, 6/1/34	8,942,415	9,450,552
Series 3025, Cl. SJ, 23.806%, 8/15/35[1]	492,175	730,376
Series 3045, Cl. CN, 5%, 9/1/23	2,571,213	2,631,918
Series 3057, Cl. BL, 5.50%, 6/15/27	65,217	65,228
Series 3094, Cl. HS, 23.44%, 6/15/34[1]	1,248,890	1,746,183
Series 3099, Cl. PA, 5.50%, 9/15/25	1,366,641	1,375,890
Series 3134, Cl. FA, 0.557%, 3/15/36[1]	18,429,972	18,423,395
Series 3138, Cl. PA, 5.50%, 2/15/27	1,523,617	1,528,957
Series 3197, Cl. AN, 5.50%, 8/1/13	6,323,919	6,474,886
Series 3216, Cl. DA, 4.50%, 12/1/30	5,666,089	5,717,755
Series 3242, Cl. QA, 5.50%, 3/1/30	2,036,561	2,091,883
Series 3306, Cl. PA, 5.50%, 10/1/27	1,601,413	1,623,378
Series R013, Cl. AB, 6%, 12/1/21	3,779,714	3,903,475
Series R014, Cl. AL, 5.50%, 10/1/14	815,382	820,028
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 9.335%, 2/1/28[5]	597,232	102,599
Series 205, Cl. IO, 7.684%, 9/1/29[5]	3,473,421	753,560
Series 206, Cl. IO, 0%, 12/1/29[5,6]	161,274	42,991
Series 2074, Cl. S, 55.299%, 7/17/28[5]	779,121	155,307
Series 2079, Cl. S, 67.418%, 7/17/28[5]	1,290,994	281,694
Series 224, Cl. IO, 0%, 3/1/33[5,6]	2,244,896	387,276
Series 243, Cl. 6, 1.776%, 12/15/32[5]	1,624,853	337,554
Series 2493, Cl. S, 55.404%, 9/15/29[5]	921,650	186,139
Series 2526, Cl. SE, 38.584%, 6/15/29[5]	1,907,498	356,084
Series 2796, Cl. SD, 65.357%, 7/15/26[5]	388,936	72,575
Series 2819, Cl. S, 50.487%, 6/15/34[5]	16,345,469	3,146,311
Series 2835, Cl. BS, 36.893%, 12/15/28[5]	12,787,046	1,389,573
Series 2920, Cl. S, 66.567%, 1/15/35[5]	8,640,706	1,301,507
Series 3000, Cl. SE, 99.999%, 7/15/25[5]	9,463,364	1,358,078
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	1,445,005	193,590
Federal Home Loan Mortgage Corp., Principal-Only
Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 10.959%, 12/1/31[7]	1,353,436	1,216,738
Series 219, Cl. PO, 10.239%, 3/1/32[7]	4,040,435	3,501,375
Federal National Mortgage Assn.:
4.50%, 5/25/18-6/1/20	21,915,926	23,272,109
4.50%, 10/1/40[8]	7,085,000	7,379,467
5%, 2/25/18-7/25/22	63,663,542	67,961,820
5.50%, 11/1/21-8/1/36	84,303,040	91,096,371
5.50%, 8/25/33-11/1/33[4]	26,477,366	28,452,328
5.50%, 10/1/25[8]	8,170,000	8,789,776
5.863%, 1/25/12	7,611,109	7,940,694
20 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn: Continued
6%, 7/25/14-12/1/39	$74,544,170	$80,515,797
6%, 10/1/25[8]	6,971,000	7,521,876
6.50%, 6/25/17-1/1/34	36,596,238	40,290,212
7%, 7/25/13-2/25/36	22,585,734	25,374,167
7.50%, 2/25/27-8/25/33	25,118,794	28,633,511
8%, 6/25/17	1,230	1,360
8.50%, 7/1/32	102,248	115,595
9%, 8/25/19	8,273	9,534
9.50%, 11/25/21	7,838	8,649
10.50%, 12/25/14	12,504	12,729
11%, 11/25/15-8/13/19	434,472	486,325
11.25%, 3/10/16	51,288	58,594
11.50%, 8/8/19	62,519	70,162
12%, 1/25/16-8/25/16	103,378	112,723
12.50%, 8/25/15-12/25/15	41,556	44,186
13%, 9/8/15-8/25/26	94,660	99,686
Federal National Mortgage Assn. Grantor Trust, Gtd.
Trust Pass-Through Certificates, Trust 2001-T6, Cl. B, 6.088%, 5/25/11	10,125,000	10,451,322
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Trust 1988-7, Cl. Z, 9.25%, 4/25/18	59,785	67,182
Trust 1991-109, Cl. Z, 8.50%, 9/25/21	31,863	38,014
Trust 1992-34, Cl. G, 8%, 3/25/22	39,991	41,853
Trust 1997-16, Cl. PD, 7%, 3/18/27	3,280,673	3,720,558
Trust 1998-59, Cl. Z, 6.50%, 10/25/28	381,102	430,487
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	2,066,752	2,288,142
Trust 2001-69, Cl. PF, 1.256%, 12/25/31[1]	2,405,991	2,455,432
Trust 2002-12, Cl. PG, 6%, 3/25/17	8,594,131	9,388,455
Trust 2002-19, Cl. PE, 6%, 4/25/17	704,904	766,154
Trust 2002-29, Cl. F, 1.256%, 4/25/32[1]	1,201,432	1,226,543
Trust 2002-39, Cl. FD, 1.257%, 3/18/32[1]	1,533,112	1,568,963
Trust 2002-52, Cl. FD, 0.756%, 9/25/32[1]	1,278,098	1,285,938
Trust 2002-53, Cl. FY, 0.756%, 8/25/32[1]	1,509,152	1,518,550
Trust 2002-56, Cl. KW, 6%, 4/25/23	70,745	70,742
Trust 2002-64, Cl. FJ, 1.256%, 4/25/32[1]	370,260	377,999
Trust 2002-65, Cl. FB, 1.256%, 7/25/32[1]	2,301,684	2,349,886
Trust 2002-68, Cl. FH, 0.757%, 10/18/32[1]	730,874	734,976
Trust 2002-74, Cl. KF, 0.606%, 3/25/17[1]	68,846	68,859
Trust 2002-77, Cl. TF, 1.257%, 12/18/32[1]	4,808,929	4,907,215
Trust 2002-82, Cl. FE, 1.256%, 12/25/32[1]	2,057,966	2,101,178
Trust 2002-9, Cl. PC, 6%, 3/25/17	2,851,435	3,113,704
Trust 2002-90, Cl. FJ, 0.756%, 9/25/32[1]	739,392	743,998
Trust 2002-90, Cl. FM, 0.756%, 9/25/32[1]	710,954	715,383
Trust 2003-111, Cl. HF, 0.656%, 5/25/30[1]	4,314,146	4,319,106
Trust 2003-116, Cl. FA, 0.656%, 11/25/33[1]	828,349	830,799
Trust 2003-130, Cl. CS, 13.588%, 12/25/33[1]	2,131,981	2,525,185
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23	3,676,000	4,283,349
21 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates: Continued
Trust 2003-21, Cl. FK, 0.656%, 3/25/33[1]	$119,919	$120,322
Trust 2003-26, Cl. XF, 0.706%, 3/25/23[1]	6,179,161	6,198,801
Trust 2003-44, Cl. CB, 4.25%, 3/1/33	3,907,264	4,135,858
Trust 2003-45, Cl. AB, 3.75%, 5/1/33	3,491,300	3,565,952
Trust 2004-101, Cl. BG, 5%, 1/25/20	8,529,000	9,340,291
Trust 2004-29, Cl. QG, 4.50%, 12/1/32	5,000,000	5,443,850
Trust 2004-7, Cl. J, 4%, 7/1/17	7,457,741	7,681,103
Trust 2004-72, Cl. FB, 0.756%, 9/25/34[1]	4,594,297	4,615,465
Trust 2004-9, Cl. AB, 4%, 7/1/17	1,160,374	1,193,240
Trust 2004-91, Cl. AH, 4.50%, 5/1/29	6,918,583	7,061,625
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	7,475,024	8,681,973
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	4,975,000	5,677,098
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	8,786,788	10,052,426
Trust 2005-117, Cl. LA, 5.50%, 12/25/27	1,130,570	1,130,787
Trust 2005-12, Cl. JC, 5%, 6/1/28	5,764,818	5,932,313
Trust 2005-45, Cl. XA, 0.596%, 6/25/35[1]	5,457,327	5,460,249
Trust 2005-5, Cl. AB, 5%, 4/1/32	8,815,354	9,327,329
Trust 2005-53, Cl. WC, 5%, 8/1/18	5,420,794	5,572,344
Trust 2005-67, Cl. BF, 0.606%, 8/25/35[1]	4,869,566	4,855,887
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	11,803,015	12,468,715
Trust 2005-85, Cl. FA, 0.606%, 10/25/35[1]	11,268,855	11,232,975
Trust 2006-110, Cl. PW, 5.50%, 5/25/28	3,971,916	4,058,190
Trust 2006-46, Cl. SW, 23.26%, 6/25/36[1]	1,997,732	2,961,123
Trust 2006-50, Cl. KS, 23.26%, 6/25/36[1]	1,999,270	2,797,725
Trust 2006-50, Cl. SK, 23.26%, 6/25/36[1]	382,593	547,356
Trust 2006-97, Cl. MA, 6%, 6/25/16	394,029	395,672
Trust 2009-37, Cl. HA, 4%, 4/1/19	11,818,198	12,596,410
Trust 2009-70, Cl. PA, 5%, 8/1/35	25,196,066	27,000,246
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 2001-63, Cl. SD, 35.527%, 12/18/31[5]	1,731,967	358,232
Trust 2001-68, Cl. SC, 28.626%, 11/25/31[5]	1,571,376	337,929
Trust 2001-81, Cl. S, 34.699%, 1/25/32[5]	1,175,998	221,512
Trust 2002-28, Cl. SA, 36.622%, 4/25/32[5]	977,947	170,801
Trust 2002-38, Cl. SO, 53.843%, 4/25/32[5]	1,386,654	236,191
Trust 2002-39, Cl. SD, 40.274%, 3/18/32[5]	1,487,927	280,138
Trust 2002-48, Cl. S, 33.526%, 7/25/32[5]	1,599,145	266,065
Trust 2002-52, Cl. SD, 38.393%, 9/25/32[5]	1,278,098	241,708
Trust 2002-52, Cl. SL, 34.347%, 9/25/32[5]	1,021,198	205,289
Trust 2002-53, Cl. SK, 38.55%, 4/25/32[5]	868,175	176,586
Trust 2002-56, Cl. SN, 35.887%, 7/25/32[5]	2,171,910	361,302
Trust 2002-60, Cl. SM, 42.535%, 8/25/32[5]	3,629,443	520,796
Trust 2002-77, Cl. IS, 47.07%, 12/18/32[5]	1,984,797	401,846
Trust 2002-77, Cl. SH, 44.108%, 12/18/32[5]	1,532,485	325,306
Trust 2002-9, Cl. MS, 32.582%, 3/25/32[5]	1,784,871	367,796
Trust 2003-33, Cl. IA, 2.392%, 5/25/33[5]	311,805	54,065
Trust 2003-33, Cl. SP, 51.449%, 5/25/33[5]	4,336,468	582,951
22 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security: Continued
Trust 2003-38, Cl. SA, 41.148%, 3/25/23[5]	$5,782,175	$525,185
Trust 2003-4, Cl. S, 40.104%, 2/25/33[5]	2,557,265	353,680
Trust 2005-122, Cl. SD, 34.34%, 6/25/35[5]	11,446,093	1,531,970
Trust 2005-14, Cl. SE, 37.443%, 3/25/35[5]	12,190,808	1,753,448
Trust 2005-40, Cl. SA, 61.806%, 5/25/35[5]	4,832,802	733,674
Trust 2005-63, Cl. SA, 64.743%, 10/25/31[5]	5,556,085	887,825
Trust 2005-63, Cl. X, 37.304%, 10/25/31[5]	65,772	1,744
Trust 2005-71, Cl. SA, 67.488%, 8/25/25[5]	6,251,306	1,005,108
Trust 2005-87, Cl. SE, 40.489%, 10/25/35[5]	10,336,005	1,225,796
Trust 2005-87, Cl. SG, 88.832%, 10/25/35[5]	15,195,662	2,109,489
Trust 2006-51, Cl. SA, 54.86%, 6/25/36[5]	16,610,221	2,030,305
Trust 2006-60, Cl. DI, 36.114%, 4/25/35[5]	11,173,877	1,355,331
Trust 221, Cl. 2, 23.848%, 5/1/23[5]	2,377,091	498,272
Trust 254, Cl. 2, 21.496%, 1/1/24[5]	3,044,181	671,987
Trust 294, Cl. 2, 10.802%, 2/1/28[5]	3,367,722	710,848
Trust 301, Cl. 2, 0%, 4/1/29[5,6]	1,893,423	313,112
Trust 321, Cl. 2, 12.981%, 4/1/32[5]	10,189,461	1,901,922
Trust 324, Cl. 2, 0%, 7/1/32[5,6]	3,552,825	635,175
Trust 331, Cl. 10, 9.352%, 2/1/33[5]	4,376,770	811,570
Trust 331, Cl. 4, 0%, 2/1/33[5,6]	3,894,886	772,974
Trust 331, Cl. 5, 6.902%, 2/1/33[5]	5,759,999	1,095,848
Trust 331, Cl. 6, 0%, 2/1/33[5,6]	5,797,262	958,361
Trust 334, Cl. 10, 1.401%, 2/1/33[5]	2,260,387	458,001
Trust 339, Cl. 15, 0%, 7/1/33[5,6]	1,977,850	326,692
Trust 339, Cl. 7, 0%, 7/1/33[5,6]	4,626,168	760,524
Trust 351, Cl. 8, 0%, 4/1/34[5,6]	4,007,320	656,974
Trust 356, Cl. 10, 0%, 6/1/35[5,6]	3,378,711	537,751
Trust 356, Cl. 12, 25.719%, 2/1/35[5]	1,705,079	282,121
Trust 362, Cl. 13, 1.677%, 8/1/35[5]	4,432,525	706,077
Trust 364, Cl. 15, 0%, 9/1/35[5,6]	2,781,541	508,524
Federal National Mortgage Assn., Principal-Only
Stripped Mtg.-Backed Security,
Trust 327, Cl. 1, 11.149%, 9/1/32[7]	893,593	781,695
Vendee Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 19.219%, 10/15/29[5]	34,959,583	326,820
Series 2001-3, Cl. IO, 11.868%, 5/15/31[5]	15,313,566	135,332
Series 2002-2, Cl. IO, 17.326%, 1/15/32[5]	41,299,267	259,029
Series 2002-3, Cl. IO, 20.455%, 8/15/32[5]	57,241,278	1,156,177
Series 2003-1, Cl. IO, 19.101%, 11/15/32[5]	84,033,905	1,247,828

		942,335,010

GNMA/Guaranteed—2.9%
Government National Mortgage Assn.:
4.50%, 10/1/40[8]	38,488,000	40,496,612
6.50%, 1/29/24	169,641	190,096
23 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

GNMA/Guaranteed Continued
Government National Mortgage Assn: Continued
7%, 1/29/28-2/8/30	$1,061,755	$1,212,619
7.50%, 6/29/28-8/29/28	593,352	679,231
8%, 9/29/28	65,345	77,181
8.50%, 8/1/17-9/29/21	535,716	595,317
9.50%, 9/29/17	2,379	2,708
10.50%, 11/29/17-7/15/21	95,481	107,337
11%, 11/8/19	100,272	112,066
11.50%, 4/29/13-7/29/15	20,287	20,488
13%, 3/2/11-9/29/14	891	897
Government National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates,
Series 1999-32, Cl. ZB, 8%, 9/16/29	9,690,248	11,508,970
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 55.334%, 7/16/28[5]	2,668,998	591,764
Series 1998-6, Cl. SA, 73.776%, 3/16/28[5]	1,632,531	329,372
Series 2001-21, Cl. SB, 84.092%, 1/16/27[5]	2,829,550	541,818
Series 2010-6, Cl. SN, 0%, 2/20/31[5,6]	9,073,059	275,394

		56,741,870

Non-Agency—5.8%

Commercial—4.0%
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series 2004-4, Cl. A3, 4.128%, 7/1/42	1,127,595	1,127,303
CHL Mortgage Pass-Through Trust 2003-J5, Mtg. Pass-Through
Certificates, Series 2003-J5, Cl. 2A1, 5%, 7/1/18	6,067,560	6,220,192
Citigroup Commercial Mortgage Trust 2006-C4, Commercial Mtg.
Pass-Through Certificates, Series 2006-C4, Cl. A3, 5.919%, 3/1/49[1]	2,340,000	2,592,218
Greenwich Capital Commercial Funding Corp./Commercial Mortgage
Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates,
Series 2007-GG9, Cl. A2, 5.381%, 3/10/39	6,674,320	6,918,628
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations,
Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	6,505,000	6,940,120
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds,
Series 2005-4, Cl. 1A1A, 0.796%, 5/25/35[1]	5,558,150	4,159,889
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	6,125,000	6,266,954
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[3]	8,645,000	8,604,369
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51	5,010,000	5,247,152
LB-UBS Commercial Mortgage Trust 2003-C8, Commercial Mtg.
Pass-Through Certificates, Series 2003-C8, Cl. A4, 5.124%, 11/11/32	5,600,000	6,115,086
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg.
Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 1/15/12	7,520,000	7,765,241
24 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal
	Amount	Value

Commercial Continued
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through
Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	$4,664,934	$4,639,783
Merrill Lynch Mortgage Trust 2003-KEY1, Mtg. Asset-Backed
Certificates, Series 2003-KEY1, Cl. A4, 5.236%, 11/1/35	8,400,000	9,088,148
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through
Certificates, Series 2007-1, Cl. 2A1, 5.831%, 2/1/37[1]	5,523,774	4,415,709

		80,100,792

Multifamily—0.8%
CHL Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates,
Series 2005-6, Cl. 2A1, 5.50%, 4/1/35	2,487,835	2,210,587
Merrill Lynch Mortgage Investors Trust 2005-A2, Mtg. Pass-Through
Certificates, Series 2005-A2, Cl. A2, 2.799%, 2/1/35[1]	15,348,469	14,641,373

		16,851,960

Residential—1.0%
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates,
Series 2007-HY4, Cl. 1A1, 5.89%, 9/1/47[1]	5,856,672	4,441,897
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg. Pass-Through
Certificates, Series 2005-A1, Cl.2A1, 2.93%, 12/25/34[1]	1,851,787	1,815,753
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through
Certificates, Series MLCC 2006-3, Cl. 2A1, 6.067%, 10/25/36[1]	4,538,297	4,276,934
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13,
Cl. 1A8, 6%, 9/25/36	249,778	165,299
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13,
Cl. 1A5, 6%, 9/25/36	7,649,476	4,672,453
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through
Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	3,528,696	2,162,053
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through
Certificates, Series 2004-R, Cl. 2A1, 2.874%, 9/1/34[1]	1,514,507	1,477,771

		19,012,160

Total Mortgage-Backed Obligations (Cost $1,054,637,249)		1,115,041,792

U.S. Government Obligations—12.7%
Federal Home Loan Bank Unsec. Bonds, 4.75%, 12/16/16	6,335,000	7,383,335
Federal Home Loan Mortgage Corp. Nts.:
2.875%, 2/9/15	37,130,000	39,585,407
3%, 7/28/14	13,710,000	14,680,065
5%, 2/16/17	17,785,000	20,922,594
5.25%, 4/18/16	22,385,000	26,501,154
25 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

U.S. Government Obligations Continued
Federal National Mortgage Assn. Nts.:
1.625%, 10/26/15	$23,435,000	$23,465,489
2.375%, 7/28/15	7,565,000	7,872,578
4.375%, 10/15/15	13,972,000	15,871,982
4.875%, 12/15/16	9,865,000	11,532,639
5%, 3/15/16	13,165,000	15,385,159
5.375%, 7/15/16-6/12/17	12,399,000	14,839,645
U.S. Treasury Bills:
0.11%, 10/21/10	20,000,000	19,998,667
0.14%, 10/7/10	20,000,000	19,999,833
U.S. Treasury Nts., 4.25%, 10/15/10	15,000,000	15,025,200

Total U.S. Government Obligations (Cost $243,842,308)		253,063,747

Short-Term Notes—20.4%
Federal Home Loan Bank:
0.01%, 10/1/10	225,980,000	225,980,000
0.13%, 10/8/10	30,000,000	29,999,270
0.13%, 10/6/10	30,000,000	29,999,458
0.13%, 10/27/10	60,000,000	59,994,403
0.14%, 10/13/10	30,000,000	29,998,600
0.15%, 10/15/10	30,000,000	29,998,250

Total Short-Term Notes (Cost $405,969,981)		405,969,981

	Shares
Investment Company—4.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.24%[9,10] (Cost $80,650,000)	80,650,000	80,650,000

Total Investments, at Value (Cost $1,979,489,574)	102.9%	2,046,697,110

Liabilities in Excess of Other Assets	(2.9)	(58,630,444)

Net Assets	100.0%	$1,988,066,666

Footnotes to Statement of Investments

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,980,738 or 0.75% of the Fund’s net assets as of September 30, 2010.

3.	Restricted security. The aggregate value of restricted securities as of September 30, 2010 was $15,709,369, which represents 0.79% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Appreciation

GE Equipment Midticket LLC, Asset-Backed Certificates,
Series 2010-1, Cl. A2, 0.61%, 1/14/13	9/22/10	$7,104,844	$7,105,000	$156
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates,
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	8,536,938	8,604,369	67,431

		$15,641,782	$15,709,369	$67,587

26 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

4.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,977,212. See Note 5 of the accompanying Notes.

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $46,157,173 or 2.32% of the Fund’s net assets as of September 30, 2010.

6.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $5,499,808 or 0.28% of the Fund’s net assets as of September 30, 2010.

8.	When-issued security or delayed delivery to be delivered and settled after September 30, 2010. See Note 1 of the accompanying Notes.

9.	Rate shown is the 7-day yield as of September 30, 2010.

10.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	September 30, 2009	Additions	Reductions	September 30, 2010

OFI Liquid Assets Fund, LLC	22,320,000	376,092,200	398,412,200	—
Oppenheimer Institutional
Money Market Fund, Cl. E	82,900,000	54,650,000	56,900,000	80,650,000

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$186,577	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	80,650,000	224,126

	$80,650,000	$410,703

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
27 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$191,971,590	$—	$191,971,590
Mortgage-Backed Obligations	—	1,115,041,792	—	1,115,041,792
U.S. Government Obligations	—	253,063,747	—	253,063,747
Short-Term Notes	—	405,969,981	—	405,969,981
Investment Company	80,650,000	—	—	80,650,000

Total Investments, at Value	80,650,000	1,966,047,110	—	2,046,697,110
Other Financial Instruments:
Futures margins	427,958	—	—	427,958

Total Assets	$81,077,958	$1,966,047,110	$—	$2,047,125,068

Liabilities Table
Other Financial Instruments:
Futures margins	$(55,482)	$—	$—	$(55,482)

Total Liabilities	$(55,482)	$—	$—	$(55,482)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Futures Contracts as of September 30, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds, 20 yr.	Buy	421	12/21/10	$56,295,594	$31,757
U.S. Treasury Nts., 2 yr.	Buy	3,481	12/31/10	764,025,113	1,210,034
U.S. Treasury Nts., 5 yr.	Sell	506	12/31/10	61,158,797	(475,157)
U.S. Treasury Nts., 10 yr.	Sell	882	12/21/10	111,173,344	(1,342,315)
U.S. Ultra Treasury Bonds	Buy	1	12/21/10	141,281	(165)

					$(575,846)

See accompanying Notes to Financial Statements.
28 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,898,839,574)	$1,966,047,110
Affiliated companies (cost $80,650,000)	80,650,000

2,046,697,110
Cash	39,126
Receivables and other assets:
Investments sold	8,721,271
Interest, dividends and principal paydowns	6,928,729
Shares of beneficial interest sold	2,479,292
Futures margins	427,958
Other	161,620

Total assets	2,065,455,106

Liabilities
Payables and other liabilities:
Investments purchased (including $64,079,495 purchased on a when-issued or delayed delivery basis)	71,146,830
Shares of beneficial interest redeemed	4,354,571
Distribution and service plan fees	944,168
Dividends	438,047
Transfer and shareholder servicing agent fees	235,303
Shareholder communications	124,300
Futures margins	55,482
Trustees’ compensation	40,367
Other	49,372

Total liabilities	77,388,440

Net Assets	$1,988,066,666

Composition of Net Assets
Par value of shares of beneficial interest	$210,580
Additional paid-in capital	2,123,543,157
Accumulated net investment income	3,512,672
Accumulated net realized loss on investments	(205,831,433)
Net unrealized appreciation on investments	66,631,690

Net Assets	$1,988,066,666

29 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,054,547,238 and 111,636,844 shares of beneficial interest outstanding)	$9.45
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$9.79

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $75,965,545 and 8,044,057 shares of beneficial interest outstanding)	$9.44

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $370,504,275 and 39,298,723 shares of beneficial interest outstanding)	$9.43

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,021,110 and 5,088,399 shares of beneficial interest outstanding)	$9.44

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $439,028,498 and 46,512,364 shares of beneficial interest outstanding)	$9.44
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2010

Investment Income
Interest	$74,216,341
Fee income on when-issued securities	1,378,088
Dividends from affiliated companies	224,126
Income from investment of securities lending cash collateral, net—affiliated companies	186,577
Other income	22,314

Total investment income	76,027,446

Expenses
Management fees	7,521,752
Distribution and service plan fees:
Class A	2,467,251
Class B	770,720
Class C	3,358,164
Class N	206,774
Transfer and shareholder servicing agent fees:
Class A	1,587,208
Class B	290,691
Class C	481,066
Class N	109,280
Class Y	235,756
Shareholder communications:
Class A	158,931
Class B	30,802
Class C	49,579
Class N	5,769
Class Y	42,445
Trustees’ compensation	80,895
Custodian fees and expenses	12,876
Accounting service fees	12,000
Other	327,319

Total expenses	17,749,278
Less waivers and reimbursements of expenses	(2,665,369)

Net expenses	15,083,909

Net Investment Income	60,943,537
31 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$18,533,260
Closing and expiration of futures contracts	(811,407)
Increase from payment by affiliate	51,270

Net realized gain	17,773,123
Net change in unrealized appreciation/depreciation on:
Investments	35,478,342
Futures contracts	370,003

Net change in unrealized appreciation/depreciation	35,848,345
Net Increase in Net Assets Resulting from Operations	$114,565,005

See accompanying Notes to Financial Statements.
32 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,	2010	2009

Operations
Net investment income	$60,943,537	$87,457,006

Net realized gain (loss)	17,773,123	(153,185,443)

Net change in unrealized appreciation/depreciation	35,848,345	63,593,655

Net increase (decrease) in net assets resulting from operations	114,565,005	(2,134,782)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(35,313,880)	(14,148,683)
Class B	(2,148,248)	(1,151,840)
Class C	(9,160,155)	(3,582,720)
Class N	(1,361,530)	(563,157)
Class Y	(12,959,724)	(5,930,172)

	(60,943,537)	(25,376,572)

Tax return of capital distribution:
Class A	—	(34,612,888)
Class B	—	(2,817,825)
Class C	—	(8,764,651)
Class N	—	(1,377,689)
Class Y	—	(14,507,385)

	—	(62,080,438)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	57,023,469	(82,104,063)
Class B	(8,576,690)	(30,862,685)
Class C	62,198,948	7,288,294
Class N	6,966,993	(6,223,640)
Class Y	135,683,996	(204,196,844)

	253,296,716	(316,098,938)

Net Assets
Total increase (decrease)	306,918,184	(405,690,730)

Beginning of period	1,681,148,482	2,086,839,212

End of period (including accumulated net investment income of $3,512,672 and $626,352, respectively)	$1,988,066,666	$1,681,148,482

See accompanying Notes to Financial Statements.
33 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.52	$9.98	$9.96	$10.00

Income (loss) from investment operations:
Net investment income[1]	.33	.45	.48	.45	.41
Net realized and unrealized gain (loss)	.28	(.35)	(.46)	.06	(.04)

Total from investment operations	.61	.10	.02	.51	.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.13)	(.40)	(.49)	(.41)
Tax return of capital distribution	—	(.32)	(.08)	—	—

Total dividends and/or distributions to shareholders	(.33)	(.45)	(.48)	(.49)	(.41)

Net asset value, end of period	$9.45	$9.17	$9.52	$9.98	$9.96

Total Return, at Net Asset Value[2]	6.73%	1.23%	0.12%	5.25%	3.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,054,547	$967,621	$1,095,337	$1,175,824	$1,059,629

Average net assets (in thousands)	$1,011,189	$979,498	$1,140,210	$1,088,598	$1,110,174

Ratios to average net assets:[3]
Net investment income	3.49%	4.98%	4.83%	4.54%	4.12%
Total expenses	0.85%[4]	0.91%[4]	0.88%	0.87%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.70%	0.70%	0.70%	0.70%

Portfolio turnover rate[5]	61%	59%	51%	88%	109%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	0.86%
Year Ended September 30, 2009	0.91%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class B Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.52	$9.97	$9.96	$10.00

Income (loss) from investment operations:
Net investment income[1]	.26	.38	.40	.38	.33
Net realized and unrealized gain (loss)	.27	(.35)	(.45)	.05	(.04)

Total from investment operations	.53	.03	(.05)	.43	.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.11)	(.34)	(.42)	(.33)
Tax return of capital distribution	—	(.27)	(.06)	—	—

Total dividends and/or distributions to shareholders	(.26)	(.38)	(.40)	(.42)	(.33)

Net asset value, end of period	$9.44	$9.17	$9.52	$9.97	$9.96

Total Return, at Net Asset Value[2]	5.83%	0.49%	(0.52)%	4.37%	3.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,966	$82,254	$118,373	$194,616	$251,726

Average net assets (in thousands)	$77,379	$93,543	$153,665	$217,928	$292,613

Ratios to average net assets:[3]
Net investment income	2.78%	4.24%	4.07%	3.79%	3.35%
Total expenses	1.85%[4]	1.85%[4]	1.72%	1.70%	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.45%	1.45%

Portfolio turnover rate[5]	61%	59%	51%	88%	109%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	1.86%
Year Ended September 30, 2009	1.85%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$9.15	$9.50	$9.96	$9.94	$9.98

Income (loss) from investment operations:
Net investment income[1]	.25	.38	.40	.38	.33
Net realized and unrealized gain (loss)	.29	(.35)	(.46)	.05	(.04)

Total from investment operations	.54	.03	(.06)	.43	.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.11)	(.34)	(.41)	(.33)
Tax return of capital distribution	—	(.27)	(.06)	—	—

Total dividends and/or distributions to shareholders	(.26)	(.38)	(.40)	(.41)	(.33)

Net asset value, end of period	$9.43	$9.15	$9.50	$9.96	$9.94

Total Return, at Net Asset Value[2]	5.94%	0.48%	(0.64)%	4.47%	3.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$370,504	$298,356	$303,991	$298,029	$317,063

Average net assets (in thousands)	$337,253	$291,571	$298,257	$294,915	$345,520

Ratios to average net assets:[3]
Net investment income	2.72%	4.23%	4.09%	3.79%	3.36%
Total expenses	1.59%[4]	1.61%[4]	1.59%	1.61%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.45%	1.45%

Portfolio turnover rate[5]	61%	59%	51%	88%	109%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	1.60%
Year Ended September 30, 2009	1.61%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
See accompanying Notes to Financial Statements.
36 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class N Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$9.16	$9.51	$9.97	$9.95	$9.99

Income (loss) from investment operations:
Net investment income[1]	.30	.42	.45	.43	.38
Net realized and unrealized gain (loss)	.28	(.35)	(.46)	.05	(.04)

Total from investment operations	.58	.07	(.01)	.48	.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.30)	(.12)	(.38)	(.46)	(.38)
Tax return of capital distribution	—	(.30)	(.07)	—	—

Total dividends and/or distributions to shareholders	(.30)	(.42)	(.45)	(.46)	(.38)

Net asset value, end of period	$9.44	$9.16	$9.51	$9.97	$9.95

Total Return, at Net Asset Value[2]	6.46%	0.98%	(0.14)%	4.99%	3.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,021	$39,800	$47,945	$52,865	$47,868

Average net assets (in thousands)	$42,208	$41,038	$51,013	$50,753	$48,350

Ratios to average net assets:[3]
Net investment income	3.23%	4.73%	4.58%	4.29%	3.86%
Total expenses	1.20%[4]	1.24%[4]	1.24%	1.25%	1.27%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%	0.95%	0.95%

Portfolio turnover rate[5]	61%	59%	51%	88%	109%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	1.21%
Year Ended September 30, 2009	1.24%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
See accompanying Notes to Financial Statements.
37 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended September 30,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$9.16	$9.51	$9.97	$9.95	$10.00

Income (loss) from investment operations:
Net investment income[1]	.34	.47	.50	.48	.44
Net realized and unrealized gain (loss)	.29	(.35)	(.46)	.05	(.06)

Total from investment operations	.63	.12	.04	.53	.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.35)	(.14)	(.42)	(.51)	(.43)
Tax return of capital distribution	—	(.33)	(.08)	—	—

Total dividends and/or distributions to shareholders	(.35)	(.47)	(.50)	(.51)	(.43)

Net asset value, end of period	$9.44	$9.16	$9.51	$9.97	$9.95

Total Return, at Net Asset Value[2]	7.00%	1.49%	0.36%	5.50%	3.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$439,029	$293,117	$521,193	$376,782	$163,283

Average net assets (in thousands)	$353,879	$389,120	$463,627	$232,039	$121,899

Ratios to average net assets:[3]
Net investment income	3.66%	5.25%	5.10%	4.82%	4.43%
Total expenses	0.51%[4]	0.58%[4]	0.54%	0.55%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.45%	0.45%	0.45%	0.45%	0.44%

Portfolio turnover rate[5]	61%	59%	51%	88%	109%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2010	0.52%
Year Ended September 30, 2009	0.58%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686
Year Ended September 30, 2009	$2,313,735,068	$2,259,491,453
Year Ended September 30, 2008	$1,059,013,761	$979,520,694
Year Ended September 30, 2007	$1,670,333,689	$1,805,760,764
Year Ended September 30, 2006	$3,361,653,474	$3,577,036,177
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Limited-Term Government Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current return and safety of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“ CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and share-holder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as sup-plied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to
39 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery”
40 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of September 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$64,079,495
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may
41 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
42 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Net Unrealized
Appreciation
Based on Cost of
Securities and
	Undistributed	Accumulated	Other Investments
	Long-Term	Loss	for Federal Income
Undistributed Net Investment Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$3,555,727	$—	$206,367,590	$67,165,164

1.	As of September 30, 2010, the Fund had $206,366,088 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2010, details of the capital loss carryforwards were as follows:

Expiring

2011	$16,833,987
2013	37,778,579
2014	18,093,354
2015	26,097,191
2016	12,640,219
2017	21,325,466
2018	73,597,292

Total	$206,366,088

2.	The Fund had $1,502 of straddle losses which were deferred.

3.	During the fiscal year ended September 30, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended September 30, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for September 30, 2010. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Increase to
	to Accumulated	Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$1,767,655	$2,886,320	$4,653,975
The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 was as follows:

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009

Distributions paid from:
Ordinary income	$60,943,537	$25,376,572
Return of capital	—	62,080,438

Total	$60,943,537	$87,457,010

43 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,979,531,946
Federal tax cost of other investments	648,129,847

Total federal tax cost	$2,627,661,793

Gross unrealized appreciation	$80,261,885
Gross unrealized depreciation	(13,096,721)

Net unrealized appreciation	$67,165,164

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to share-holders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during
44 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	40,058,262	$373,083,667	52,871,757	$476,875,683
Dividends and/or distributions reinvested	3,312,666	30,839,859	4,672,856	41,809,349
Redeemed	(37,267,825)	(346,900,057)	(67,071,955)	(600,789,095)

Net increase (decrease)	6,103,103	$57,023,469	(9,527,342)	$(82,104,063)

Class B
Sold	3,028,323	$28,174,566	4,068,571	$36,680,874
Dividends and/or distributions reinvested	213,325	1,983,799	406,706	3,634,233
Redeemed	(4,171,051)	(38,735,055)	(7,940,034)	(71,177,792)

Net decrease	(929,403)	$(8,576,690)	(3,464,757)	$(30,862,685)

45 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class C
Sold	15,941,545	$148,091,398	14,791,624	$133,505,553
Dividends and/or distributions reinvested	841,272	7,816,871	1,143,702	10,210,294
Redeemed	(10,087,479)	(93,709,321)	(15,327,713)	(136,427,553)

Net increase	6,695,338	$62,198,948	607,613	$7,288,294

Class N
Sold	1,910,851	$17,790,761	1,581,894	$14,247,416
Dividends and/or distributions reinvested	132,940	1,236,612	196,334	1,754,617
Redeemed	(1,300,292)	(12,060,380)	(2,474,443)	(22,225,673)

Net increase (decrease)	743,499	$6,966,993	(696,215)	$(6,223,640)

Class Y
Sold	22,636,329	$211,577,456	10,418,727	$93,560,003
Dividends and/or distributions reinvested	1,375,033	12,807,010	2,223,284	19,852,637
Redeemed	(9,490,734)	(88,700,470)	(35,439,549)	(317,609,484)

Net increase (decrease)	14,520,628	$135,683,996	(22,797,538)	$(204,196,844)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended September 30, 2010, were as follows:

	Purchases	Sales

Investment securities	$476,430,069	$406,377,656
U.S. government and government agency obligations	292,721,008	313,072,295
To Be Announced (TBA) mortgage-related securities	1,512,202,423	1,571,079,686
4.Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
46 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Transfer Agent Fees. Oppenheimer Funds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended September 30, 2010, the Fund paid $2,722,987 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2010 were as follows:

Class C	$20,577,630
Class N	1,921,675
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of
47 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2010	$393,032	$2,235	$107,705	$44,807	$3,097
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and or/reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” as percentages of average daily net assets, will not exceed the following annual rates: 0.70% for the Class A shares; 1.45% for the Class B and Class C shares, respectively; 0.95% for the Class N shares and 0.45% for the Class Y shares. During the year ended September 30, 2010, the Manager reimbursed the Fund $1,501,352, $275,061, $453,809, $103,008 and $208,905 for Class A, Class B, Class C, Class N and Class Y shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2010, the Manager waived fees and/or reimbursed the Fund $93,881 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended September 30, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$29,353
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
     During the year ended September 30, 2010, the Manager voluntarily reimbursed the Fund $51,270 for certain transactions. The payment is separately reported in the Statement of Operations and increased the Fund’s total returns by less than 0.01%.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange con-tracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations
48 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for
49 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be credit-worthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counter-parties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Average derivative balances during the period were consistent with the period-end positions shown on the Statement of Investements.
Valuations of derivative instruments as of September 30, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Interest rate contracts	Futures margins	$427,958	*	Futures margins	$55,482	*

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
50 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted	Closing and expiration
for as Hedging Instruments	of futures contracts

Interest rate contracts	$(811,407)
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted
for as Hedging Instruments	Futures contracts

Interest rate contracts	$370,003
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
51 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Restricted Securities
As of September 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of September 30, 2010, the Fund had no securities on loan.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty,
52 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
53 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Limited-Term Government Fund for the years ended prior to October 1, 2008 were audited by other auditors whose report dated November 18, 2008 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2010, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
November 17, 2010
54 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended September 30, 2010 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2010 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2010, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2010, the maximum amount allowable but not less than $64,472,599 or 100% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
55 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
56 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load short U.S. government funds. The Board considered that the Fund outperformed its performance universe median for the one-year period, although it underperformed its performance universe median for the three-, five-, and ten-year periods. The Board also considered that the Fund’s recent performance remained strong, as the Fund ranked in the top quintile for the year-to-date ended April 30, 2010. The Board noted the changes in the portfolio management team that occurred at the end of 2008 and the appointment of a new portfolio manager on April 1, 2009. It also considered the Manager’s assertion that the changes in portfolio management and the portfolio manager’s gradual re-positioning of the Fund — by reducing the Fund’s position in commercial mortgages so as to be closer in line with the Fund’s benchmark index — had improved the Fund’s performance in 2009.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other
57 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load short U.S. government funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median. The Board noted that the Manager has agreed to voluntarily cap expenses at 0.70% of the average daily net assets of Class A Shares; 1.45% of the average daily net assets of Class B Shares and Class C Shares, respectively; 0.95% of the average daily net assets of Class N Shares; and 0.45% of the average daily net assets of Class Y Shares.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
58 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
59 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund,	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 1998) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2001) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp.
60 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Position(s) Held with the Fund,	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Jon S. Fossel, Continued	(“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 69	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Trustee (since 2008) Age: 62	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 63	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado
61 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund,	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert J. Malone, Continued	(subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2001) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006)
62 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Position(s) Held with the Fund,	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President and Portfolio Manager (since 2009) Age: 50	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski Vice President and Portfolio Manager (since 2009) Age: 45	Vice President of the Manager (since August 2007), CFA and a member of the Manager’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 7 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.
63 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund,	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
64 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2010 OppenheimerFunds, Inc. All rights reserved.
65 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
66 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by any-one else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
67 | OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $34,000 in fiscal 2010 and $34,000 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $359,900 in fiscal 2010 and $211,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services relating to FIN 45 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,784 in fiscal 2010 and $8,016 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $364,684 in fiscal 2010 and $219,556 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 09/30/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Limited-Term Government Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr. Principal Executive Officer

Date:	11/09/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr. Principal Executive Officer

Date:	11/09/2010

By:	/s/ Brian W. Wixted
Brian W. Wixted Principal Financial Officer

Date:	11/09/2010